Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
December 31, 1997



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              6.1429%



        Excess Protection Level
          3 Month Average   5.20%
          December, 1997   5.23%
          November, 1997   4.95%
          October, 1997   5.43%


        Cash Yield                                  18.25%


        Investor Charge Offs                         4.64%


        Base Rate                                    8.38%


        Over 35 Day Delinquency                      4.81%


        Seller's Interest                           16.15%


        Total Payment Rate                          13.29%


        Total Principal Balance                     $34,934,847,924.76


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $5,643,513,406.27